                 TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Subaccounts solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal I were as follows:

Proposal I: To elect Board Members:
___________

       Proposed
        Trustee                For       Against/ Withheld Abstentions Broker Non-Votes
------------------------ --------------- ----------------- ----------- ----------------
Thomas A. Swank          $30,271,657.957    $86,814.495        --             --

Alan F. Warrick          $30,271,657.957    $86,814.495        --             --

Sandra N. Bane           $30,270,903.979    $87,568.473        --             --

Leo J. Hill              $30,271,657.957    $86,814.495        --             --

David W. Jennings        $30,271,657.957    $86,814.495        --             --

Russell A. Kimball, Jr.  $30,271,657.957    $86,814.495        --             --

Eugene M. Mannella       $30,271,657.957    $86,814.495        --             --

Norman R. Nielsen        $30,271,657.957    $86,814.495        --             --

Joyce G. Norden          $30,271,657.957    $86,814.495        --             --

Patricia L. Sawyer       $30,271,657.957    $86,814.495        --             --

John W. Waechter         $30,271,657.957    $86,814.495        --             --

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $29,807,878.246      $23,182.561       $527,411.645            --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $27,666,996.297     $514,021.771      $2,177,454.384           --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $29,795,883.602      $49,358.033       $513,230.817            --

                 TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS
        Transamerica Asset Allocation - Intermediate Horizon Subaccount

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Subaccount solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $10,018,136.325      $2,498.270        $129,463.823            --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $10,015,270.798      $5,363.798        $129,463.823            --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $9,995,758.376       $24,876.220       $129,463.823            --

                 TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS
     Transamerica Asset Allocation - Intermediate/Long Horizon Subaccount

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Subaccount solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $15,533,764.612      $2,677.808        $352,012.214            --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $13,363,443.322     $489,146.987      $2,035,864.325           --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $15,533,764.612      $4,970.827        $349,719.195            --

                 TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS
           Transamerica Asset Allocation - Short Horizon Subaccount

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Subaccount solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $4,255,977.309       $18,006.482        $45,935.608            --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $4,288,282.177       $19,510.986        $12,126.236            --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $4,266,360.614       $19,510.986        $34,047.799            --